UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the registrant  ☑                            Filed by a party other than the registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240. 14a-12
Ensco plc

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of filing fee (Check the appropriate box):

☑	No Fee Required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

***Exercise Your Right to Vote***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on 20 May 2019.
VOTE DEADLINE - 3:00 P.M. EASTERN TIME ON 17 MAY 2019 (OR 11:59 P.M. EASTERN TIME ON
14 MAY 2019 FOR EMPLOYEES HOLDING SHARES IN OUR BENEFIT PLANS).

ENSCO PLC
                      Meeting Information
Meeting Type:  Annual General Meeting of Shareholders
For record holders as of:  25 March 2019
Date:  20 May 2019 Time:  8:00 a.m. London Time
Location:  Serpentine Suite of the London Hilton Park Lane
                  22 Park Lane
                  London, W1K 1BE, UNITED KINGDOM

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

ATTN: INVESTOR RELATIONS 5847 SAN FELIPE STREET SUITE 3300 HOUSTON, TX 77057
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE, PROXY STATEMENT, ANNUAL REPORT AND UNITED KINGDOM STATUTORY ACCOUNTS

How to View Online:

Have the information that is printed in the box marked by the arrow àXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow à XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before 6 May 2019 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow àXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to present the proxy card you hold in order to speak or vote shares held in your account. Please refer to the proxy statement for additional information.

Voting Items

The Board of Directors recommends you vote "For" Resolutions 1 through 12.

1.	To re-elect Directors to serve until the 2020 Annual General Meeting of Shareholders:		3d. Thierry Pilenko
	Nominees:		3e. Charles L. Szews
	1a. J. Roderick Clark	4.	To ratify the Audit Committee's appointment of KPMG LLP (U.S.) as our U.S. independent registered public accounting firm for the year ending 31 December 2019.
	1b. Mary E. Francis CBE
	1c. C. Christopher Gaut	5.
To appoint KPMG LLP (U.K.) as our U.K.statutory auditors under the U.K. Companies Act 2006 (to hold office from the conclusion of the Annual General Meeting of Shareholders until the conclusion of the next Annual General Meeting of Shareholders at which accounts are laid before the Company).

	1d. Keith O. Rattie
	1e. Paul E. Rowsey, III
	1f. Carl G. Trowell	6.	To authorise the Audit Committee to determine our U.K. statutory auditors' remuneration.
2.	Conditional on the Company not having completed the Rowan Transaction before the Meeting, to re-elect Directors to serve until the 2020 Annual Meeting of Shareholders:	7.	A non-binding advisory vote to approve the Directors Remuneration Report for the year ended 31 December 2018.

	2a. Roxanne J. Decyk	8.	A non-binding advisory vote to approve the compensation of our named executive officers.
	2b. Jack E. Golden	9.	A non-binding advisory vote to approve the reports of the auditors and the directors and the U.K statutory accounts for the year ended 31 December 2018.
	2c. Gerald W. Haddock
	2d. Francis S. Kalman	10.	To authorise the Board of Directors to allot shares, the full text of which can be found in "Resolution 10" of the accompanying proxy statement.
	2e. Phil D. Wedemeyer
3.	Conditional on the Company having completed the Rowan Transaction before the Meeting, to elect Directors to serve until the 2020 Annual General Meeting of Shareholders.	11.	To approve the general disapplication of pre-emption rights, the full text of which can be found in "Resolution 11" of the accompanying proxy statement.

	3a. Dr. Thomas Burke	12.
To approve the disapplication of pre-emption rights in connection with an acquisition or specified capital investment, the full text of which can be found in "Resolution 12" of the accompanying proxy statement.

	3b. William E. Albrecht
	3c. Suzanne P. Nimocks